Exhibit 99.1

Execution Version

DUKE ENERGY Corporation

$750,000,000 5.45% SENIOR NOTES DUE 2034

$750,000,000 5.80% SENIOR NOTES DUE 2054

UNDERWRITING AGREEMENT

June 5, 2024

BofA Securities, Inc.

Citigroup Global Markets Inc.

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

PNC Capital Markets LLC

SMBC Nikko Securities America, Inc.

Wells Fargo Securities, LLC

As Representatives of the several Underwriters

c/o	PNC Capital Markets LLC
300 Fifth Avenue, 10th Floor
Pittsburgh, PA 15222

Ladies and Gentlemen:

1.     Introductory. DUKE ENERGY Corporation, a Delaware corporation (the “Corporation”), proposes, subject to the terms and conditions stated herein, to issue and sell (i) $750,000,000 aggregate principal amount of 5.45% Senior Notes due 2034 (the “2034 Notes”) and (ii) $750,000,000 aggregate principal amount of 5.80% Senior Notes due 2054 (the “2054 Notes ” and, together with the 2034 Notes, the “Notes”) to be issued pursuant to the provisions of an Indenture, dated as of June 3, 2008, (the “Original Indenture”) as supplemented from time to time by supplemental indentures, including the Thirty-third Supplemental Indenture, to be dated as of June 7, 2024 (the “Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (the “Representatives”) are acting as representatives of the several underwriters named in Schedule A hereto (together with the Representatives, the “Underwriters”). The Corporation understands that the several Underwriters propose to offer the Notes for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and the Permitted Free Writing Prospectus (each as defined below) issued at or prior to the Applicable Time (as defined below) (the documents referred to in the foregoing subclause (ii) are referred to herein as the “Pricing Disclosure Package”).

2.     Representations and Warranties of the Corporation. The Corporation represents and warrants to, and agrees with, the several Underwriters that:

(a)	A registration statement (No. 333-267583), including a prospectus, relating to the Notes and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Notes immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Corporation and the Underwriters for the Notes pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Corporation; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Notes prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, the term “Applicable Time” means 3:55 p.m. (New York City time) on the date hereof.

(b)	The Registration Statement, the Permitted Free Writing Prospectus specified on Schedule B hereto, the Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; and (A) the Registration Statement, as of its original effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date (as defined in Section 3), did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus, the Preliminary Prospectus or the Prospectus.

(c)	The Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Corporation notified or notifies the Underwriters pursuant to Section 5(f) hereof did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(d)	At the earliest time the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes, the Corporation was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations. The Corporation is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)	The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)	The compliance by the Corporation with all of the provisions of this Agreement has been duly authorized by all necessary corporate action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the amended and restated By-Laws of the Corporation (the “By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation of the transactions contemplated by this Agreement, except for the approval of the North Carolina Utilities Commission which has been received as of the date of this Agreement, the registration under the 1933 Act of the Notes, qualification under the Trust Indenture Act of 1939, as amended (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(g)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(h)	Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, LLC, an Indiana limited liability company, Progress Energy, Inc., a North Carolina corporation, Duke Energy Progress, LLC, a North Carolina limited liability company, and Duke Energy Florida, LLC, a Florida limited liability company, is a “significant subsidiary” of the Corporation within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act (herein collectively referred to, along with Duke Energy Ohio, Inc., an Ohio corporation and Piedmont Natural Gas Company, Inc., a North Carolina corporation, as the “Principal Subsidiaries”).

(i)	The Original Indenture has been duly authorized, executed and delivered by the Corporation and duly qualified under the 1939 Act and the Supplemental Indenture has been duly authorized and when executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a valid and legally binding instrument of the Corporation enforceable against the Corporation in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(j)	The Notes have been duly authorized and when executed by the Corporation and when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes, except as set forth in paragraph (i) above.

(k)	Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 or any subsequent Quarterly Report on Form 10-Q of the Corporation or any Current Report on Form 8-K of the Corporation with an execution or a filing date after December 31, 2023, except to the extent that such agreement is no longer in effect or to the extent that neither the Corporation nor any subsidiary of the Corporation is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Corporation.

(l)	The Corporation is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio, South Carolina and Florida.

(m)	Any pro forma financial statements of the Corporation and its subsidiaries and the related notes thereto incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

3.             Purchase, Sale and Delivery of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Corporation agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Corporation, at a purchase price of (i) 99.218% of the principal amount of the 2034 Notes plus accrued interest, if any, from June 7, 2024 (and in the manner set forth below) and (ii) 98.560% of the principal amount of the 2054 Notes plus accrued interest, if any, from June 7, 2024 (and in the manner set forth below), the respective principal amounts of Notes set forth opposite the names of the Underwriters in Schedule A hereto plus the respective principal amounts of additional Notes which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The Underwriters hereby agree to make a payment to the Corporation in an aggregate amount equal to $2,437,500, including in respect of expenses incurred by the Corporation in connection with the offering of the Notes.

Payment of the respective purchase prices for the Notes to be purchased by the Underwriters and the payment referred to above shall be made to the Corporation by wire transfer of immediately available funds, payable to the order of the Corporation against delivery of the Notes, in fully registered forms, to you or upon your order at 10:00 a.m., New York City time, on June 7, 2024 or such other time and date as shall be mutually agreed upon in writing by the Corporation and the Representatives (the “Closing Date”). The 2034 Notes and the 2054 Notes shall each be delivered in the form of one or more global certificates in aggregate denominations equal to the aggregate principal amount of the respective 2034 Notes and 2054 Notes upon original issuance and registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”). All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019.

4.            Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.

5.            Covenants of the Corporation. The Corporation covenants and agrees with the several Underwriters that:

(a)	The Corporation will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)	If at any time when a prospectus relating to the Notes (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Corporation promptly will prepare and file with the Commission an amendment, a supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)	The Corporation, during the period when a prospectus relating to the Notes is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)	Without the prior consent of the Underwriters, the Corporation has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Corporation, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Corporation pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus (which shall include the pricing term sheet referred to in Section 5(e) below), the use of which has been consented to by the Corporation and the Underwriters, is specified on Item 3 of Schedule B and herein is called the “Permitted Free Writing Prospectus.” The Corporation represents that it has treated or agrees that it will treat the Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to the Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)	The Corporation agrees to prepare a pricing term sheet specifying the terms of the Notes not contained in the Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)	The Corporation agrees that if at any time following the issuance of the Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Corporation will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission.

(g)	The Corporation will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)	The Corporation will furnish to you, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may reasonably request.

(i)	The Corporation will arrange or cooperate in arrangements, if necessary, for the qualification of the Notes for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)	The Corporation will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Notes, (iii) the issuance and delivery of the Notes as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Notes under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $7,500, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Preliminary Prospectus, of the Prospectus, of the Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Notes, (vii) any fees and expenses in connection with the listing of the Notes on the New York Stock Exchange LLC, (viii) any filing fee required by the Financial Industry Regulatory Authority, Inc., (ix) the costs of any depository arrangements for the Notes with DTC or any successor depositary and (x) the costs and expenses of the Corporation relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Corporation, travel and lodging expenses of the Underwriters and officers of the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x).

6.            Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Corporation herein, to the accuracy of the statements of officers of the Corporation made pursuant to the provisions hereof, to the performance by the Corporation of its obligations hereunder and to the following additional conditions precedent:

(a)	The Prospectus shall have been filed by the Corporation with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and the Permitted Free Writing Prospectus shall have been filed by the Corporation with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)	At or after the Applicable Time and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Corporation or you, shall be threatened by the Commission.

(c)	At or after the Applicable Time and prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc. or S&P Global Ratings (or any of their successors) to any debt securities or preferred stock of the Corporation as of the date of this Agreement shall not have been lowered.

(d)	Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Corporation, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)	You shall have received an opinion of Robert T. Lucas III, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company subsidiary of the Corporation (who in such capacity provides legal services to the Corporation), or other appropriate counsel reasonably satisfactory to the Representatives (which may include the Corporation’s other “in-house” counsel), dated the Closing Date, to the effect that:

(i)	Each of Duke Energy Ohio, Inc., Progress Energy, Inc. and Piedmont Natural Gas Company, Inc., has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation and has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. Each of Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC and Duke Energy Progress, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina, the State of Florida, the State of Indiana and the State of North Carolina, respectively, and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

(ii)	Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole.

(iii)	The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)	The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(vi)	The execution, delivery and performance by the Corporation of this Agreement and the Indenture and the issue and sale of the Notes will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject, which affects in a material way the Corporation’s ability to perform its obligations under this Agreement, the Indenture and the Notes.

(vii)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Corporation, enforceable against the Corporation in accordance with its terms.

(viii)	The Notes have been duly authorized, executed and issued by the Corporation and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(ix)	No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Corporation to consummate the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters and except as required in Condition No. 7.6 of the order of the North Carolina Utilities Commission dated September 29, 2016, in Docket Nos. E-7, Sub 1100, E-2, Sub 1095, and G-9, Sub 682, which condition has been complied with.

Such counsel may state that such counsel’s opinions in paragraphs (vii) and (viii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and by general principles of equity (whether enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Such counsel shall state that nothing has come to such counsel’s attention that has caused such counsel to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations. Such counsel shall also state that nothing has come to such counsel’s attention that has caused such counsel to believe that (i) the Registration Statement, as of the effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus, as of its date or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein or excluded therefrom, including XBRL interactive data, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement (the “Form T-1”) or (iii) the information in the Pricing Disclosure Package and the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that such counsel does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and may rely as to all matters of the laws of the States of South Carolina, Ohio, Indiana and Florida on appropriate counsel reasonably satisfactory to the Representatives, which may include the Corporation’s other “in-house” counsel). Such counsel may also state that such counsel has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by such counsel to be reliable.

(f)	You shall have received an opinion of Hunton Andrews Kurth LLP, counsel to the Corporation, dated the Closing Date, to the effect that:

(i)	The Corporation has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

(ii)	The Corporation has the corporate power and corporate authority to execute and deliver this Agreement and the Supplemental Indenture and to consummate the transactions contemplated hereby.

(iii)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(iv)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

(v)	The Notes have been duly authorized and executed by the Corporation, and, when duly authenticated by the Trustee and issued and delivered by the Corporation against payment therefor in accordance with the terms of this Agreement and the Indenture, the Notes will constitute valid and binding obligations of the Corporation, entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms.

(vi)	The statements set forth (i) under the caption “Description of Debt Securities” (other than under the caption “Global Securities”) that are included in the Base Prospectus and (ii) under the caption “Description of the Notes” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of the Indenture and the Notes, fairly summarize such provisions in all material respects.

(vii)	The statements set forth under the caption “Certain U.S. Federal Income Tax Considerations for Non-U.S. Holders,” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

(viii)	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement and the Indenture by the Corporation or the consummation by the Corporation of the transactions contemplated hereby, except for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Corporation pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Corporation) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of New York or the State of Delaware or the United States of America having jurisdiction over the Corporation under Applicable Law but excluding the North Carolina Utilities Commission, the New York State Public Service Commission and the Delaware Public Service Commission.

(ix)	The Corporation is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(x)	The execution and delivery by the Corporation of this Agreement and the Indenture and the consummation by the Corporation of the transactions contemplated hereby, including the issuance and sale of the Notes, will not (i) conflict with the Certificate of Incorporation or the By-Laws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule D hereto or (iii) violate or conflict with, or result in any contravention of, any Applicable Law of the State of New York or the General Corporation Law of the State of Delaware. Such counsel shall state that it does not express any opinion, however, as to whether the execution, delivery or performance by the Corporation of this Agreement or the Indenture will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results or operations of the Corporation or any of its subsidiaries. “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of New York and North Carolina and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or Blue Sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation.

(xi)	The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

You shall also have received a statement of Hunton Andrews Kurth LLP, dated the Closing Date, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Corporation under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Preliminary Prospectus Supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom including XBRL interactive data), (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that each of the Registration Statement, at the Applicable Time, and the Prospectus, as of its date, appeared on its face, not to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including XBRL interactive data, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or XBRL interactive data, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1). Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including XBRL interactive data).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of the Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that assuming the accuracy of the representations and warranties of the Corporation set forth in Section 2(d) of this Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations and, pursuant to Section 309 of the Trust Indenture Act of 1939, as amended (the “1939 Act”), the Indenture has been qualified under the 1939 Act, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Hunton Andrews Kurth LLP may state that its opinions in paragraphs (v) and (vi) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). In addition, such counsel may state that it has relied as to certain factual matters on information obtained from public officials, officers and representatives of the Corporation and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

(g)	You shall have received a letter from Sidley Austin llp, counsel for the Underwriters, dated the Closing Date, with respect to such opinions and statements as you may reasonably request, and the Corporation shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(h)	At or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, on the New York Stock Exchange LLC; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof.

(i)	You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Corporation, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation in this Agreement are true and correct as of the Closing Date, that the Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)	At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Corporation’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or shareholders’ equity, change in the Corporation’s common stock, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)	At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.

The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7.    Indemnification. (a)  The Corporation agrees to indemnify and hold harmless each Underwriter, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

(i)	against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), the Permitted Free Writing Prospectus or any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus;

(ii)	against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Corporation; and

(iii)	against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 7(a).

In no case shall the Corporation be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Corporation shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Corporation shall not relieve it from any liability which it may have otherwise than under Sections 7(a) and 7(d). The Corporation shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Corporation and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Corporation and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Corporation and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Corporation agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Notes.

(b)	Each Underwriter severally and not jointly agrees that it will indemnify and hold harmless the Corporation, its directors and each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section 7, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus. In case any action shall be brought against the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Corporation, and the Corporation and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section 7.

(c)	No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

8.    Default by One or More of the Underwriters. (a)  If any Underwriter shall default in its obligation to purchase the principal amount of the 2034 Notes or the 2054 Notes, as applicable, which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase any or all of the 2034 Notes and/or 2054 Notes, as applicable, on the terms contained herein. If within twenty-four hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then the Corporation shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Corporation that you have so arranged for the purchase of such Notes, or the Corporation notifies you that it has so arranged for the purchase of such Notes, you or the Corporation shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

(b)	If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the amounts of Notes which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amounts of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased exceeds one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Notes of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.    Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Corporation or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Corporation, or any of their respective officers or directors or any controlling person referred to in Section 7 hereof, and will survive delivery of and payment for the Notes.

10.   Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Corporation shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11.   No Fiduciary Relationship. The Corporation acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation on the one hand, and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Corporation or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Corporation with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Corporation on other matters) and no Underwriter has any obligation to the Corporation with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Corporation, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12.   Recognition of the U.S. Special Resolution Regimes.

(i)	In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)	In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 12:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13.   Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to BofA Securities, Inc., 114 West 47th Street, NY8-114-07-01, New York, NY 10036, Attention: High Grade Transaction Management/Legal, Facsimile: (212) 901-7881, Email: dg.hg_ua_notices@bofa.com; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, Facsimile: (646) 291-1469; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Debt Capital Markets; MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Capital Markets Group, Facsimile: (646) 434-3455; PNC Capital Markets LLC, 300 Fifth Avenue, 10th Floor, Pittsburgh, PA 15222, Attention: Debt Capital Markets, (fax no.: (412) 762-2760); SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attention: Debt Capital Markets – Transaction Management; Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attn: Transaction Management, Email: tmgcapitalmarkets@wellsfargo.com, Facsimile: (212) 214-5918; or, if sent to the Corporation, will be mailed or telecopied and confirmed to it at 525 S. Tryon Street, Charlotte, NC 28202, (Telephone: (800) 488-3853), attention of Assistant Treasurer. Any such communications shall take effect upon receipt thereof.

14.   Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.   Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

16.   Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, the Indenture or the Notes shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

17.   Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this Agreement and such confirmation and acceptance will become a binding agreement between the Corporation, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

Duke Energy Corporation

By:	/s/ Chris R. Bauer
	Name:	Chris R. Bauer
	Title:	Assistant Treasurer

[Remainder of page left blank intentionally]

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BofA Securities, Inc.
Citigroup Global Markets Inc.
Mizuho Securities USA LLC
MUFG Securities Americas Inc.
PNC Capital Markets LLC
SMBC Nikko Securities America, Inc.
Wells Fargo Securities, LLC

On behalf of each of the Underwriters

BofA Securities, Inc.			Citigroup Global Markets Inc.

By:	/s/ Jon Klein		By:	/s/ Adam D. Bordner
	Name:	Jon Klein		Name:	Adam D. Bordner
	Title:	Managing Director		Title:	Managing Director

Mizuho Securities USA LLC			MUFG Securities Americas Inc.

By:	/s/ Stephen E. Leamer		By:	/s/ Maheen Baig
	Name:	Stephen E Leamer		Name:	Maheen Baig
	Title:	Managing Director		Title:	Managing Director

PNC Capital Markets LLC			SMBC Nikko Securities America, Inc.

By:	/s/ Valerie Shadeck		By:	/s/ Thomas Bausano
	Name:	Valerie Shadeck		Name:	Thomas Bausano
	Title:	Managing Director		Title:	Managing Director

Wells Fargo Securities, LLC

By:	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Principal Amount of 2034 Notes	Principal Amount of 2054 Notes
BofA Securities, Inc.	$75,000,000	$75,000,000
Citigroup Global Markets Inc.	75,000,000	75,000,000
Mizuho Securities USA LLC	75,000,000	75,000,000
MUFG Securities Americas Inc.	75,000,000	75,000,000
PNC Capital Markets LLC	75,000,000	75,000,000
SMBC Nikko Securities America, Inc.	75,000,000	75,000,000
Wells Fargo Securities, LLC	75,000,000	75,000,000
BNP Paribas Securities Corp.	43,500,000	43,500,000
Santander US Capital Markets LLC	43,500,000	43,500,000
Scotia Capital (USA) Inc.	43,500,000	43,500,000
CIBC World Markets Corp.	39,750,000	39,750,000
Regions Securities LLC	39,750,000	39,750,000
Drexel Hamilton, LLC	3,750,000	3,750,000
Mischler Financial Group, Inc.	3,750,000	3,750,000
R. Seelaus & Co., LLC	3,750,000	3,750,000
Samuel A. Ramirez & Company, Inc.	3,750,000	3,750,000
Total	$750,000,000	$750,000,000

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SCHEDULE B

PRICING DISCLOSURE PACKAGE

1)            Base Prospectus

2)            Preliminary Prospectus Supplement dated June 5, 2024

3)            Permitted Free Writing Prospectus

                a)            Pricing Term Sheet attached as Schedule C hereto

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SCHEDULE C

Filed pursuant to Rule 433

June 5, 2024

Relating to

Preliminary Prospectus Supplement dated June 5, 2024

to

Prospectus dated September 23, 2022

Registration Statement No. 333-267583

Duke Energy Corporation

$750,000,000 5.45% Senior Notes due 2034
$750,000,000 5.80% Senior Notes due 2054

Pricing Term Sheet

Issuer:	Duke Energy Corporation (the “Issuer”)
Trade Date:	June 5, 2024
Settlement Date:	June 7, 2024 (T+2)
Security Description:	5.45% Senior Notes due 2034 (the “2034 Notes”) 5.80% Senior Notes due 2054 (the “2054 Notes” and, together with the 2034 Notes, the “Notes”)
Principal Amount:	2034 Notes: $750,000,000 2054 Notes: $750,000,000
Interest Payment Dates:	Payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2024.
Maturity Date:	2034 Notes: June 15, 2034 2054 Notes: June 15, 2054
Benchmark Treasury:	2034 Notes: 4.375% due May 15, 2034 2054 Notes: 4.250% due February 15, 2054
Benchmark Treasury Yield:	2034 Notes: 4.287% 2054 Notes: 4.440%
Spread to Benchmark Treasury:	2034 Notes: +118 bps 2054 Notes: +140 bps
Yield to Maturity:	2034 Notes: 5.467% 2054 Notes: 5.840%
Coupon:	2034 Notes: 5.45% 2054 Notes: 5.80%

Price to the Public:	2034 Notes: 99.868% per 2034 Note (plus accrued interest, if any, from June 7, 2024) 2054 Notes: 99.435% per 2054 Note (plus accrued interest, if any, from June 7, 2024)
Redemption Provisions:

2034 Notes: Prior to March 15, 2034 (the date that is three months prior to the maturity date of the 2034 Notes (the “2034 Par Call Date”)), the Issuer may redeem the 2034 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•               (a)  the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2034 Notes matured on the 2034 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the 2034 Notes plus 20 basis points less (b) interest accrued to the redemption date; and

•               100% of the principal amount of the 2034 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the 2034 Par Call Date, the Issuer may redeem the 2034 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2034 Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

2054 Notes: Prior to December 15, 2053 (the date that is six months prior to the maturity date of the 2054 Notes (the “2054 Par Call Date”)), the Issuer may redeem the 2054 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•                (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2054 Notes matured on the 2054 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the 2054 Notes plus 25 basis points less (b) interest accrued to the redemption date; and

  •               100% of the principal amount of the 2054 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the 2054 Par Call Date, the Issuer may redeem the 2054 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2054 Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Denominations:	$2,000 or any integral multiple of $1,000 in excess thereof
CUSIP / ISIN:	2034 Notes: 26441C CE3 / US26441CCE30 2054 Notes: 26441C CF0 / US26441CCF05
Joint Book-Running Managers:

BofA Securities, Inc.

Citigroup Global Markets Inc.

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

PNC Capital Markets LLC

SMBC Nikko Securities America, Inc.

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Santander US Capital Markets LLC

Scotia Capital (USA) Inc.

Co-Managers:	CIBC World Markets Corp. Regions Securities LLC Drexel Hamilton, LLC Mischler Financial Group, Inc. R. Seelaus & Co., LLC Samuel A. Ramirez & Company, Inc.

The Issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BofA Securities, Inc. toll-free at (800) 294-1322; Citigroup Global Markets Inc. toll-free at (800) 831-9146; Mizuho Securities USA LLC toll-free at (866) 271-7403; MUFG Securities Americas Inc. toll-free at (877) 649-6848; PNC Capital Markets LLC toll-free at (855) 881-0697; PNC Capital Markets LLC toll-free at (855) 881-0697; SMBC Nikko Securities America, Inc. toll-free at (888) 868-6856 or Wells Fargo Securities, LLC toll-free at (800) 645-3751.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT BY BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Schedule D

Amended and Restated Credit Agreement, dated as of March 18, 2022, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender and Wells Fargo Securities, LLC, as Joint Lead Arranger, Joint Bookrunner and Sustainability Structuring Agent.

Amendment No. 1, dated as of March 17, 2023, to Amended and Restated Credit Agreement, dated as of March 18, 2022.

Term Loan Credit Agreement, dated as of March 26, 2024, among the Duke Energy Corporation, as Borrower, certain Lenders from time to time parties thereto, and The Bank of Nova Scotia as Administrative Agent and Coordinating Lead Arranger.

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